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                                                                   EXHIBIT 10.42

                                                                  EXECUTION COPY

                       SECURITY AGREEMENT SUPPLEMENT NO. 1


            SECURITY AGREEMENT SUPPLEMENT NO. 1 (CH-282SK), dated January 17, 2002 ("Security Agreement Supplement"), between Chautauqua Airlines, Inc. (the "Borrower") and JPMorgan Chase Bank, as Security Trustee under the Security Agreement (each as hereinafter defined).

                              W I T N E S S E T H:
                              - - - - - - - - - -

            WHEREAS, the Aircraft Security Agreement (CH-282SK), dated as of December 27, 2001 (the "Security Agreement"; capitalized terms used herein without definition shall have the meanings specified therefore in Annex A to the Security Agreement), between the Borrower and JPMorgan Chase Bank, as Security Trustee (the "Security Trustee"), provides for the execution and delivery of supplements thereto substantially in the form hereof which shall particularly describe the Aircraft, and shall specifically grant a security interest in the Aircraft to the Security Trustee;

            WHEREAS, the Security Agreement relates to the Airframe and Engines described in Annex A attached hereto and made a part hereof, and a counterpart of the Security Agreement is attached to and made a part of this Security Agreement Supplement;

            NOW, THEREFORE, to secure the prompt and complete payment (whether at the stated maturity, by acceleration or otherwise) of all principal of, interest on and all other amounts payable by the Borrower under the Operative Agreements (excluding those arising under or relating to Loan B) and under the Related Operative Agreements (excluding those arising under or relating to the Related Loans B) now in existence or hereafter incurred, and the performance and observance by the Borrower of all the agreements and covenants to be performed or observed by it for the benefit of the Lender and the Security Trustee contained in the Operative Agreements (excluding those arising under or relating to Loan B) and the Related Operative Agreements (excluding those arising under or relating to the Related Loans B), and in consideration of the Note A and the Related Notes A and the premises and of the covenants contained in the Security Agreement, the other Operative Agreements and the Related Operative Agreements, and of other good and valuable consideration given to the Borrower by the Security Trustee at or before the delivery hereof, the receipt of which is hereby acknowledged, the Borrower has granted, bargained, sold, conveyed, transferred, mortgaged, assigned, pledged and confirmed, and does hereby grant, bargain, sell, convey, transfer, mortgage, assign, pledge and confirm, unto the Security Trustee and its permitted successors and assigns, for the security and benefit of the Security Trustee and the Lender, a security interest in, and mortgage lien on, all estate, right, title and interest of the Borrower in, to and under, all and singular, the Airframe and Engines described in Annex A attached hereto, whether or not any such Engine shall be installed on the Airframe or any other airframe of any other aircraft, and any and all Parts, and, to the extent provided in the Security Agreement, all substitutions and replacements of and additions, improvements, accessions and accumulations to the Aircraft, the Airframe, the Engines and any and all Parts;

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            To have and to hold all and singular the aforesaid property unto the
Security Trustee, its permitted successors and assigns, forever, in trust, upon the terms and trusts set forth in the Security Agreement, for the benefit, security and protection of the Lender from time to time, and for the uses and purposes and subject to the terms and provisions set forth in the Security Agreement.

            This Security Agreement Supplement may be executed in any number of counterparts (and each of the parties hereto shall not be required to execute the same counterpart). Each counterpart of this Security Agreement Supplement including a signature page executed by each of the parties hereto shall be an original counterpart of this Security Agreement Supplement, but all of such counterparts together shall constitute one instrument

            This Security Agreement Supplement shall be construed as supplemental to the Security Agreement and shall form a part thereof, and the Security Agreement is hereby incorporated by reference herein and is hereby ratified, approved and confirmed.

            THIS SECURITY AGREEMENT SUPPLEMENT IS BEING DELIVERED IN THE STATE OF NEW YORK AND SHALL IN ALL RESPECTS, INCLUDING ALL MATTERS OF CONSTRUCTION, VALIDITY AND PERFORMANCE, BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK.


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            IN WITNESS WHEREOF, the undersigned have caused this Supplement No.
1 to be duly executed by their respective duly authorized officers, on the day and year first above written.

                                    CHAUTAUQUA AIRLINES, INC.



                                    By: ___________________________
                                        Name:______________________
                                        Title:_____________________



                                    JPMORGAN CHASE BANK,
                                        as Security Trustee

                                    By: ___________________________
                                        Name:______________________
                                        Title:_____________________



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                                                                      Annex A to
                                                              Security Agreement
                                                                 SUPPLEMENT NO.1


                       DESCRIPTION OF AIRFRAME AND ENGINES
                                    AIRFRAME


                                                             Manufacturer's
    Manufacturer          Model        Faa Registration No.    Serial No.
    ------------          -----        --------------------    ----------
      Embraer           EMB-145LR             N282SK             145409




                                     ENGINES


                                                         Manufacturer's
          Manufacturer                 Model               Serial No.
          ------------                 -----               ----------
   Allison Engine Company Inc.       AE3007A1P               311737
   Allison Engine Company Inc.       AE3007A1P               311740


Each Engine is of 750 or more "rated take-off horsepower" or the equivalent of such horsepower.